Stadion Alternative Income Fund

Class A Shares (TACFX), CUSIP 85235B848

Class C Shares (TACCX), CUSIP 85235B830

Class I Shares (TACSX), CUSIP 85235B822

A Series of the Stadion Investment Trust

Supplement dated May 31, 2019

This Supplement updates the Prospectus and Statement of Additional Information, each dated September 28, 2018, for the Stadion Alternative Income Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”).

Effective as of the close of trading on the New York Stock Exchange on May 31, 2019 (the “Closing Time”), the Stadion Alternative Income Fund will terminate the public offering of its shares and will discontinue its operations effective on or after August 16, 2019 (the “Liquidation Date”). As of the Closing Time, shares of the Fund will no longer be available for purchase.

On May 23, 2019 the Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Stadion Money Management, LLC (the “Adviser”), determined to discontinue the Fund’s operations. Through the date of the Fund’s liquidation, currently scheduled to take place on the Liquidation Date, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Fund’s Prospectus.

The Board of Trustees has directed that: (i) all of the Fund’s portfolio securities be liquidated to cash in an orderly manner on or before the Liquidation Date; and (ii) all outstanding shareholder accounts not redeemed prior to the Liquidation Date be closed and the proceeds of each account be sent to the shareholder’s address of record as of the Liquidation Date or to such other address as directed by the shareholder including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. In addition, the Board of Trustees decided to eliminate the Fund’s contingent deferred sales charges for all shareholder redemptions on or after May 31, 2019. As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to investments will be reduced and eventually eliminated. Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem (sell) their shares on each business day during the Fund’s liquidation process in the manner described in the “Redeeming Shares” section of the Fund’s Prospectus. Customary brokerage charges may apply to these transactions, and shareholders remaining in the Fund after the Closing Time may bear the Fund’s increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

The distribution of proceeds from the closing of shareholder accounts remaining on the Liquidation Date will be considered for tax purposes a sale of Fund shares by shareholders, and these distributions will include accrued capital gains and dividends, if any. The Fund may also make a distribution of undistributed net income and/or capital gains prior to the Liquidation Date. Shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult with their own tax advisors to understand the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to reinvest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise, the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call 866-383-7636.

Investors Should Retain this Supplement for Future Reference